UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2004

Date of Report (Date of earliest event reported)

ATLANTIS PLASTICS, INC.

(Exact Name of Registrant as Specified in Charter)

FLORIDA	001-09487	06-1088270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 THE EXCHANGE
SUITE 200
ATLANTA, GEORGIA
30339

(Address of Principal Executive Offices) (Zip Code)

(800) 497-7659

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 2.02. Results of Operations and Financial Condition.

On October 20, 2004, the registrant issued a press release setting forth its third quarter 2004 earnings. A copy of the registrants’ press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein.

Further, the registrant is furnishing this report on Form 8-K in connection with the disclosure of information during a telephonic conference call on October 20, 2004 announcing third quarter 2004 earnings. A transcript of the conference call is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

The information in this report on Form 8-K (including the exhibits) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

The registrant does not have, and expressly disclaims, any obligation to release any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this report is available on our website located at www.atlantisstock.com, although we reserve the right to discontinue that availability at any time.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits. Exhibit 99.1. Press Release from the registrant, dated October 20, 2004, entitled “Atlantis Plastics Announces Third Quarter 2004 Results”.

Exhibit 99.2. Transcript from a telephonic conference call held on October 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIS PLASTICS, INC.
Date: October 26, 2004	By:	/s/ Anthony F. Bova
ANTHONY F. BOVA
President and Chief Executive Officer

Date: October 26, 2004	By:	/s/ Paul G. Saari
PAUL G. SAARI
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release from the registrant, dated October 20, 2004, entitled “Atlantis Plastics Announces Third Quarter 2004 Results”.

99.2	Transcript from a telephonic conference call held on October 20, 2004.